Significant Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 12,519	$ 12,005
Share-based compensation	315	299
Investments	141	134
Lease right-of-use assets	19	122
Intangible assets and goodwill	2	64
Other	50	108
Deferred Tax Assets, Gross, Total	13,046	12,732
Less: valuation allowance	$ (13,046)	$ (12,732)	$ (11,765)	$ (9,928)